Execution Version

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
AND GUARANTY AND AMENDMENT TO WARRANTS

This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY AND AMENDMENT TO WARRANTS, dated as of January 31, 2019 (this “Amendment”), is made by and among VARIATION BIOTECHNOLOGIES (US), INC., a Delaware corporation (the “Borrower”), the Guarantors identified under the caption “GUARANTORS” on the signature pages hereto, and Perceptive Credit Holdings, LP, a Delaware limited partnership (the “Lender”). Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement (defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors and the Lender have entered into that certain Amended and Restated Credit Agreement and Guaranty, dated as of December 6, 2016 (as amended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, VBI Vaccines Inc., a British Columbia corporation (“VBIV”), has issued that certain Amended and Restated Warrant for the purchase of 363,771 Common Shares (as defined therein) (the “Initial Warrant”) in favor of the Lender;

WHEREAS, VBIV has issued that certain Second Closing Effective Date Warrant for the purchase of 1,705,053 shares of Common Stock (as defined therein) (the “Second Warrant” and, together with the Initial Warrant, the “Warrants”) in favor of the Lender;

WHEREAS, the Borrower has requested that the Lender agree to certain amendments and modifications to the Credit Agreement and the Warrants as further described herein; and

WHEREAS, the Lender is willing to agree to such amendments and modifications subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I
definitions

SECTION 1.1. Certain Terms. The following terms when used in this Amendment, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

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“Initial Warrant” is defined in the second recital.

“Lender” is defined in the preamble.

“Second Warrant” is defined in the third recital.

“Third Amendment Effective Date” is defined in Article III.

“VBIV” is defined in the second recital.

“Warrants” is defined in the third recital.

Article II
amendmentS

The provisions of the Credit Agreement and Warrants referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the parties hereto expressly acknowledge and agree that all other terms and provisions of the Credit Agreement, the Warrants and each other Loan Document shall continue in full force and effect in accordance with its terms.

SECTION 2.1. Amendments to Credit Agreement. Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a) The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means, for all Loans (notwithstanding the borrowing date of any such Loan), June 30, 2020.

(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

“Amortization Commencement Date” means the later of (i) July 31, 2019 and (ii) solely if both the Non-Inferiority Sci-B-Vac Endpoint and the Superiority Sci-B-Vac Endpoint have been achieved on or before June 30, 2019, January 31, 2020.

“Engerix-B” means the hepatitis B vaccine produced by GlaxoSmithKline Biologicals and distributed under the name Engerix-B®.

“Non-Inferiority Sci-B-Vac Endpoint” means non-inferiority of Sci-B-Vac® vs. Engerix-B® four (4) weeks after the third vaccination in adults age 18 years of age and older, which will be assessed using the PPS (Per Protocol Set) for the entire study population (i.e. adults ≥ 18 years old). The non-inferiority margin is set at 5%, and will be assessed using the lower bound of the two-sided 95% confidence interval. If the lower bound is greater than -5%, Sci-B-Vac® will be declared non-inferior to Engerix-B® and Non-Inferiority Sci-B-Vac Endpoint will be considered achieved.

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“Sci-B-Vac” means the hepatitis B vaccine produced by SciVac Israel and distributed under the name Sci-B-Vac®.

“Superiority Sci-B-Vac Endpoint” means superiority of Sci-B-Vac® vs. Engerix-B® four (4) weeks after the third vaccination in adults older than age forty-five (45) years of age, which will be assessed using the FAS (Full Analysis Set) for the study population of adults ≥ 45 years old. In older adults, a 5% margin of superiority represents a clinically meaningful improvement at both the individual level and from a public health perspective. Superiority will be assessed using the lower bound of the two-sided 95% confidence interval. If the lower bound is greater than 0%, Sci-B-Vac® will be declared statistically superior to Engerix-B®. If the lower bound is greater than 5%, Sci-B-Vac® will be declared clinically superior to Engerix-B®, and the Superiority Sci-B-Vac Endpoint will be considered acheived.

(c) Section 3.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) No scheduled repayment of the aggregate outstanding principal amount of the Loans shall be required until the occurrence of the Amortization Commencement Date. On the Amortization Commencement Date and on the last Business Day of each calendar month thereafter, the Borrower shall make a scheduled principal payment of $200,000, with the entire remaining unpaid principal balance of the Loans being payable in full and in cash on the Maturity Date.

SECTION 2.2. Amendment to the Initial Warrant. Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the first sentence of the preamble of the Initial Warrant shall be amended and restated in its entirety as follows:

FOR VALUE RECEIVED, VBI VACCINES INC., a British Columbia corporation (the “Company”), hereby certifies that Perceptive Credit Holdings, LP or its permitted transferees and assigns (the “Holder”) is entitled to purchase from the Company up to 363,771 duly authorized, validly issued, fully paid and nonassessable Common Shares (defined below) at a per share purchase price of $2.75 (subject to adjustment as provided herein, the “Exercise Price”) all subject to the terms, conditions and adjustments set forth below in this Warrant (defined below).

SECTION 2.3. Amendment to the Second Warrant. Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the second sentence of the preamble of the Second Warrant shall be amended and restated in its entirety as follows:

Up to 363,771 shares of such Common Stock (the “Tranche A Warrant Shares”) may be purchased hereunder at a per share purchase price of $2.75 (the “Tranche A Exercise Price”), and up to 1,341,282 shares of such Common Stock (the “Tranche B Warrant Shares”) may be purchased hereunder at a per share purchase price of $2.75 (the “Tranche B Exercise Price”), in all cases subject to the terms, conditions and adjustments set forth below in this Warrant (defined below).

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Article III
conditions precedent

This Amendment shall become effective upon, and shall be subject to, the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Lender (the date when all such conditions are so satisfied being the “Third Amendment Effective Date”):

SECTION 3.1. Counterparts. The Lender shall have received counterparts of this Amendment executed on behalf of the Borrower, the Guarantors, and the Lender.

SECTION 3.2. Costs and Expenses, etc. The Lender shall have received all fees, costs and expenses due and payable pursuant to Section 11.3 of the Credit Agreement (including, without limitation, the reasonable fees and expenses of Morrison & Foerster LLP, counsel to the Lender), if then invoiced, together with any other fees separately agreed to by the Borrower and the Lender.

SECTION 3.3. Representations and Warranties; Third Amendment Effective Date Certificate, etc. All statements set forth in Articles IV and V herein shall be true and correct as of the Third Amendment Effective Date, and the Lender shall have received a certificate, dated as of the Third Amendment Effective Date and in form and substance satisfactory to the Lender, duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall certify, represent and warrant that, at the time such certificate is delivered, (i) all statements, representations and warranties set forth in Articles IV and V below are true and correct immediately before and immediately after giving effect to the Third Amendment Effective Date, and (ii) all of the conditions set forth in this Article III have been satisfied.

Article IV
Representations and Warranties

To induce the Lender to enter into this Amendment, each Loan Party represents and warrants to the Lender as set forth below.

SECTION 4.1. Validity, etc. This Amendment and, after giving effect to this Amendment, the Warrants and the Credit Agreement each constitutes the legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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SECTION 4.2. Representations and Warranties, etc. Immediately prior to, and immediately after the occurrence of the Third Amendment Effective Date, the following statements shall be true and correct:

(a) the representations and warranties set forth in each Loan Document (as defined in the Credit Agreement) shall, in each case, be true and correct in all respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, however, on January 29, 2019, Parent established a new wholly-owned Subsidiary, SciVac Hong Kong Limited, a Hong Kong limited company; and

(b) no Default (as defined in the Credit Agreement) shall have then occurred and be continuing.

Article V
Confirmation

SECTION 5.1. Guarantees, Security Interest, Continued Effectiveness. Each Loan Party hereby consents to the modifications made to the Loan Documents pursuant to this Amendment and hereby agrees that, after giving effect to this Amendment, each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified in all respects, except that upon the occurrence of the Third Amendment Effective Date, all references in such Loan Documents to the “Credit Agreement”, the “Existing Warrant”, the “Second Closing Effective Date Warrant”, “Warrant”, the “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Credit Agreement, the Warrants and the other Loan Documents, as amended or otherwise modified by this Amendment.

SECTION 5.2. Validity, etc. Each Loan Party hereby represents and warrants, as of the Third Amendment Effective Date, that immediately after giving effect to this Amendment, each Loan Document, in each case, as modified by this Amendment (where applicable and whether directly or indirectly), to which it is a party continues to be a legal, valid and binding obligation of such Loan Party, enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

Article VI
Miscellaneous

SECTION 6.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 6.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

SECTION 6.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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SECTION 6.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 6.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, the Loan Parties each jointly and severally agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement, the Warrants and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and other waivers and modifications set forth in this Amendment shall be limited precisely as provided for herein to the provisions expressly amended herein or otherwise modified or waived hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, the Warrants or any other Loan Document or of any transaction or further or future action on the part of any Credit Party which would require the consent of the Lenders under the Credit Agreement, the Warrants or any of the Loan Documents.

SECTION 6.7. No Waiver. This Amendment is not, and shall not be deemed to be, a waiver of or a consent to any Default, Event of Default or other non-compliance now existing or hereafter arising under the Credit Agreement or any other Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

VARIATION BIOTECHNOLOGIES (US), INC.

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

[Signature Page to Amendment]

GUARANTORS:

SCIVAC LTD

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

VARIATION BIOTECHNOLOGIES INC.

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

VBI VACCINES INC.

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

VBI VACCINES (DELAWARE) INC.

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

[Signature Page to Amendment]

LENDER:

PERCEPTIVE CREDIT HOLDINGS, LP

By Perceptive Credit Opportunities GP, LLC, its general partner

By:	/s/ Sandeep Dixit
Name:	Sandeep Dixit
Title:	Chief Credit Officer

By:	/s/ Sam Chawla
Name:	Sam Chawla
Title:	Portfolio Manager

[Signature Page to Amendment]